UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2009

ALLIANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

New York	000-15366	16-1276885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York	13202
(Address of principal executive offices)	(Zip Code)

(315) 475-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 19, 2008, as part of the Troubled Asset Relief Program Capital Purchase Program, Alliance Financial Corporation (the “Company”) entered into a Letter Agreement and Securities Purchase Agreement with the United States Department of the Treasury (the “Treasury Department”) pursuant to which the Company (i) sold 26,918 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Preferred Stock”) for a purchase price of $26,918,000 in cash, and (ii) issued a warrant (the “Warrant”) to purchase 173,069 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), for a price of $23.33 per share.

On May 13, 2009, the Company redeemed all 26,918 shares of Preferred Stock and returned to the Treasury Department a total of $27,246,998, which includes the original investment amount of $26,918,000 plus accrued and unpaid dividends of $328,998. In connection with this transaction, the Company and the Treasury Department entered into a Letter Agreement dated May 13, 2009 (the “Redemption Letter Agreement”), a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. Pursuant to the terms of the Redemption Letter Agreement, the Company has fifteen calendar days to notify the Treasury Department whether it elects to repurchase the Warrant from the Treasury Department or deliver a substitute warrant which will be identical to the Warrant, except that Section 13(H) of the Warrant would be deleted. The price for the repurchase of the Warrant will be subject to negotiation and there can be no assurance that the Warrant will be repurchased.

Item 8.01	Other Events

On May 13, 2009, Alliance Financial Corporation issued a press release announcing the consummation of the transaction described above under “Item 1.01 Entry into a Material Definitive Agreement.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description
10.1	Redemption Letter Agreement, dated May 13, 2009, by and between Alliance Financial Corporation and the United States Department of the Treasury

99.1	Press Release of Alliance Financial Corporation dated May 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION
Date: May 13, 2009
	By:	/s/ J. Daniel Mohr
J. Daniel Mohr
Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Redemption Letter Agreement, dated May 13, 2009, by and between Alliance Financial Corporation and the United States Department of the Treasury

99.1	Press Release of Alliance Financial Corporation dated May 13, 2009